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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) December 10, 2003
                                                   -----------------

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)



             Delaware                     0-19771               22-2786081
  ----------------------------- --------------------------- ------------------
  (State or Other Jurisdiction   (Commission file Number)   (IRS Employer
             of Incorporation)                              Identification No.)



                     200 Route 17, Mahwah, New Jersey 07430
      ---------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

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Item 5.  Other Events and Regulation FD Disclosure.
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On December 10, 2003, the Registrant  announced that it has received notice from
The NASDAQ Stock Market indicating that the Company was not in compliance with Marketplace Rule 4310(c)14 and that the Registrant was subject to delisting from The NASDAQ Stock Market.



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FOR IMMEDIATE RELEASE


DSSI RECEIVES NOTICE FROM NASDAQ STAFF

MAHWAH,  N.J. - December 10, 2003 - -Data Systems & Software  Inc.  (NASDAQ NNM:
DSSIE) announced today that it has received notice from the staff of The NASDAQ Stock Market, indicating that since the interim financial statements included in the its Form 10-Q for third of 2003 were not reviewed by independent auditors, the Company is not in full compliance with Marketplace Rule 4310(c)14 of NASDAQ's qualitative maintenance requirements and is therefore subject to delisting from The NASDAQ Stock Market. The Staff also informed the Company that the character "E" will be appended to the Company's trading symbol beginning with the commencement of trading on December 10, 2003 to reflect the deficiency in the Form 10-Q as filed.

As previously disclosed in the Company's SEC filings, KPMG LLP, which had been the Company's auditors beginning 2000 and which had reviewed the interim statements for the first two quarters of 2003, resigned as the Company's independent auditors effective October 9, 2003. As disclosed in the Form 10-Q for the most recent quarter, due to such resignation, the Company was unable to obtain a review of the interim financial statements included in Form 10-Q for the third quarter. The Company expects within two weeks to finalize the engagement of a recognized worldwide audit group to serve as its independent auditors for fiscal year 2003, and anticipates that the newly engaged auditors will promptly complete their review of the interim financial statements for the period ended September 30, 2003. After such review is done and the Form 10-Q for the third quarter deemed complete, the Company's trading symbol will revert to "DSSI".

The Company intends to request a hearing before a NASDAQ Listing Qualifications Panel to review the NASDAQ staff's delisting determination. According to NASDAQ procedures, the hearing date will be set, to the extent practicable, within 45 days of the request, and the Company's shares will continue to trade on The
NASDAQ Stock Market pending the Panel's decision. The Company currently anticipates the review of the interim financial statements to be done before the completion of the hearing process.

                                       **
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ABOUT DATA SYSTEMS & SOFTWARE INC.

Data Systems & Software Inc. is a provider of software consulting and development services, and is an authorized direct seller and value added reseller of computer hardware. Its Comverge Inc. affiliate provides energy intelligence solutions to utilities.

For more information, contact:

George Morgenstern, CEO, (201) 529-2026, ir@dssiinc.com.


This press release includes forward-looking statements, which are subject to risks and uncertainties, including risks associated with the (i) the ability of the Company to promptly engage new auditors; (ii) the ability of the auditors to be engaged by the Company to promptly complete their review of the interim financial statements for the quarter ended September 30, 2003; and (iii) the Company's appeal to the NASDAQ Listing Qualifications Panel. Actual results may vary from those projected or implied by such forward-looking statements. There is no assurance that the engagement by the Company of new auditors and the review of the interim financial statements will be completed in a timely manner. There is no assurance as to the results of the appeal to the Panel or that the Company will be able to maintain compliance with the listing maintenance standards of The Nasdaq Stock Market. A discussion of risks and uncertainties which may affect the Company's business generally is included in "Business--Factors Which May Affect Future Results" in the Company's most recent Annual Report on Form 10-K as filed by the Company with the Securities and Exchange Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DATA SYSTEMS & SOFTWARE INC.

Date:  December 10, 2003                      BY:     /s/ Yacov Kaufman
                                                 ----------------------
                                                       Yacov Kaufman
                                                       Vice President and CFO